EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

           This Agreement is made as of the 28th day of May 1992 among Travis International Inc., a Delaware corporation (the "Company"), and Kirby Attwell (the "Employee").

                                   BACKGROUND

           The Employee is the President and Chief Executive Officer of the Company. A majority of the outstanding Common Stock of the Company is being sold on the date hereof to new investors (the "Acquisition"). The Company is also issuing to the Employee contemporaneously with this Agreement certain options to purchase additional shares of Common Stock of the Company. The Company desires to assure that it will continue to have the services of the Employee after the Acquisition, and the Employee desires to provide such services, all upon the terms and conditions hereinafter set forth.

                                   WITNESSETH:

           NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and also in consideration of the various transactions occurring in connection with the Acquisition, the parties hereto, each intending to be legally bound hereby, agree as follows:

1.    EMPLOYMENT.

           The Company hereby continues the employment of the Employee as the President and Chief Executive Officer, and the Employee hereby accepts such continued employment. If requested by the Company, the Grantee shall also serve as an officer or director, or both, of any subsidiaries that the Company may have from time to time, including American Packing and Gasket Company ("APG"), without any compensation other than that payable by the Company hereunder and any directors' fees payable by any of such subsidiaries. During the term of the Employee's employment by the Company (the "Employment Term"), the Employee shall perform such duties as are assigned by the Board of Directors of the Company and as are appropriate to the Employee's office.

2.    PERFORMANCE.

           The Employee shall devote substantially all of his business efforts to the performance of his duties hereunder; provided, however, that the Employee may engage in personal investment activities and serve as a director of other corporations so long as such activities do not interfere with the performance of his duties hereunder. The Employee shall not be required to perform his services hereunder outside of the Houston, Texas metropolitan area, except for services rendered on business trips on behalf of the Company.
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3.    TERM.

           Unless otherwise terminated in accordance with Section 5, the Employment Term shall be for an initial term beginning on the date of this Agreement and continuing until September 30, 1995 (the "Initial Term"). Following the Initial Term, the Employment Term shall continue indefinitely until terminated in accordance with Section 5.

4.    COMPENSATION FOR EMPLOYMENT.

            (a) The basic annual compensation of the Employee for his employment services to the Companies hereunder shall be $150,000 (the "Salary"), which the Company shall pay to the Employee in equal installments paid twice monthly. The Salary may be adjusted upward from time to time at the discretion of the Compensation Committee of the Board of Directors of Travis may approve, but the Salary shall not be decreased, except that the Salary shall be decreased to the extent that the Company or any subsidiary of the Company pays the Employee any fees for being a director.

            (b) The Employee shall also receive fringe benefits that are substantially equivalent to the fringe benefits specified on Exhibit "A" (the "Fringe Benefits").

5. TERMINATION AND ELIGIBILITY FOR COMPENSATION.

            (a) NON-RENEWAL OF TERM. The Company may terminate the Employment Term as of the end of the Initial Term by giving the Employee notice of nonrenewal of the Employment Term on or before September 30, 1994, in which case the Employment Term shall continue for the remainder of the Initial Term. The Employee may also terminate the Employment Term as of the end of the Initial Term by giving the Company notice of nonrenewal at least 120 days prior to the end of the Initial Term. If neither the Company nor the Employee terminates the Employment Term as of the end of the Initial Term, the Employment Term shall continue indefinitely until terminated (i) by the Company by a notice of termination at least one year prior to the proposed termination date, (ii) by the Employee by a notice of termination at least 120 days prior to the proposed termination date or (iii) as otherwise provided for termination by the Company or the Employee in this Section 5. If either the Company or the Employee elects not to renew the Employment Term as provided above, or if either the Company or the Employee elects at any time after the Initial Term to terminate the Employment Term as provided above, the Company shall pay to the Employee as a severance benefit (the "Severance Benefit") an amount equal to the Salary then in effect, on the same schedule as the Salary is then paid, for the one-year period following the date when he ceases employment by the Company.

            (b) WITHOUT CAUSE DURING INITIAL TERM. The Company shall have the right to terminate the Employment Term without cause at any time during the Initial Term by giving the Employee 30 days' advance notice of the termination date. Under such circumstances, the Company shall pay to the Employee the Severance Benefit as provided in subsection 5(a) above, and the Company shall not have any further liability or obligation to the Employee hereunder, except for any unpaid Salary and Fringe Benefits that have accrued through the date of termination.

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            (c) TOTAL DISABILITY. If the Employee becomes totally disabled (as defined below), the Employment Term may be terminated by the Company, and the Company shall not have any further liability or obligation to the Employee hereunder except as follows: the Employee shall receive (i) any unpaid Salary and Fringe Benefits that have accrued through the date of termination; and (ii) whatever benefits that he may be entitled to receive under any then existing disability benefit policies or plans of the Company, including the insurance policy included in the Fringe Benefits. For the purposes hereof the Employee shall be deemed to be "totally disabled" if the Employee is considered totally disabled (A) under any individual disability insurance plan maintained by the Company for the benefit of the Employee at that time, or (B) in the absence of any such insurance, under any group disability plan maintained by any of the Companies at that time, or (C) in the absence of any such plan, under then applicable Social Security regulations.

            (d) DEATH. If the Employee dies, the Employment Term shall terminate, and thereafter the Company shall not have any further liability or obligation to the Employee, his executors, administrators, heirs, assigns or any other person claiming under or through him except as follows: the Employee's estate shall receive any unpaid Salary and Fringe Benefits that have accrued through the date of termination.

            (e) CAUSE. The Company may terminate the Employment Term for "cause" by giving the Employee 30 days' notice of the termination date, which notice shall set forth the facts and circumstances claimed to constitute "cause" hereunder. Upon any such termination, the Company shall not have any further liability or obligation to the Employee hereunder. For purposes of this Agreement, "cause" shall mean (i) any act or omission that constitutes a material breach by Employee of his obligations or agreements under this Agreement (other than by reason of illness, injury or incapacity), (ii) Employee's conviction of a felony, (iii) Employee's engaging in willful misconduct or gross neglect with respect to the Company's business that has had a material adverse effect on the Company, or (iv) Employee's embezzlement or wrongful diversion of the Company's funds. In the case of "cause" based on a material breach under clause (i) above, the Employee's employment shall not be terminated as of the proposed termination date if the Employee shall have corrected the problem prior to that date.

            (f) GOOD REASON, The Employee may terminate the Employment Term for "good reason" by giving the Company 30 days notice of the termination date, which notice shall set forth the facts and circumstances claimed to constitute good reason hereunder. Upon any such termination, the Company shall pay the Severance Benefit as provided in subsection 5(a) above, and the Company shall not have any further liability or obligation to the Employee hereunder, except for any unpaid Salary and Fringe Benefits that have accrued through the date of termination. "Good reason" means the occurrence (without the Employee's written consent) of any of the following circumstances that shall not have been remedied prior to the termination date specified in the Employee's notice: (i) the assignment to the Employee of any duties that are materially inconsistent with, or the withdrawal from the Employee of any duties material to, the Employee's position as Chief Executive Officer of the Company or (ii) any material breach of this Agreement by the Company.

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            (g) OTHER TERMINATION BY EMPLOYEE DURING INITIAL TERM. The Employee
may terminate his employment at any time prior to the end of the Initial Term without good reason by giving the Company notice of his intention to terminate his employment at least 60 days prior to the proposed termination date. Under such circumstances, the Company shall not have any further liability or obligation to the Employee hereunder, except for any unpaid Salary and Fringe Benefits that have accrued through the date of termination.

6. SOLICITATION OF AND ASSOCIATION WITH EMPLOYEES.

            While the Employee is employed with the Company and for a period of one year after termination of such employment (a) the Employee shall not solicit any employees of the Company for the purpose of having such employees directly or indirectly render services to any person or entity other than the Company, and (b) the Employee shall not directly or indirectly associate with any employees of the Company in any business other than (i) the business of the Company and (ii) investment activities in businesses that do not compete with the business of the Company.

7.    INVENTIONS, DESIGNS AND PRODUCT DEVELOPMENTS.

            All inventions, innovations, designs, ideas and product developments (collectively, the "Developments"), developed or conceived by the Employee, solely or jointly with others, whether or not patentable or copyrightable, at any time during the Employment Term and that relate to the actual or planned business activities of the Company and all of the Employee's right, title and interest therein, shall be the exclusive property of the Company. The Employee hereby assigns, transfers and conveys to the Company all of his right, title and interest in and to any and all such Developments. The Employee shall disclose fully, as soon as practicable and in writing, all Developments to the Board of Directors of the Company. At any time and from time to time, upon the request of any of the Company, the Employee shall execute and deliver to the Companies any and all instruments, documents and papers, give evidence and do any and all other acts that, in the opinion of counsel for the Company, are or may be necessary or desirable to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such Developments or to obtain any extension, validation, re-issue, continuance or renewal of any such patent, trademark or copyright. The Company will be responsible for the preparation of any such instruments, documents and papers and for the prosecution of any such proceedings and will reimburse the Employee for all reasonable expenses incurred by him in compliance with the provisions of this Section.

8.    CONFIDENTIAL INFORMATION.

            (a) The Employee has had and will have possession of or access to confidential information relating to the business of the Company, including writings, equipment, processes, drawings, reports, manuals, invention records, financial information, business plans, customer lists, the identity of or other facts relating to prospective customers, inventory lists, arrangements with suppliers and customers, computer programs, or other material embodying

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trade secrets, customer or product information or technical or business information of the Company. All such information, other than any information that is in the public domain through no act or omission of the Employee or which he is authorized to disclose, is referred to collectively as the "Company Information." During and after the Employment Term, the Employee shall not (i) use or exploit in any manner the Company Information for himself or any person, partnership, association, corporation or other entity other than the Company,
(ii) remove any Company Information, or any reproduction thereof, from the possession or control of the Company or (iii) treat Company Information otherwise than in a confidential manner.

            (b) All Company Information developed, created or maintained by the Employee, alone or with others while employed by the Company, and all Company Information maintained by the Employee thereafter, shall remain at all times the exclusive property of the Company. The Employee shall return to the Company all Company Information, and reproductions thereof, whether prepared by him or others, that are in his possession immediately upon request and in any event upon the completion of his employment by the Company.

9.    REMEDIES.

            The Employee expressly acknowledges that the remedy at law for any breach of Sections 6, 7 and 8 will be inadequate and that upon any such breach or threatened breach, the Company shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, in equity or otherwise, and to enforce the specific performance of the Employee's obligations under these provisions without the necessity of proving the actual damage to the Company or the inadequacy of a legal remedy. Subject to the remainder of this
Section 9, the rights conferred upon the Company by the preceding sentence shall not be exclusive of, but shall be in addition to, any other rights or remedies which the Company may have at law, in equity or otherwise.

10.   PRIOR AGREEMENTS.

            Any prior agreements between or among the Employee and the Company or APG, or both, regarding the subject matter of this Agreement are terminated by this Agreement, including the Employment Agreement, dated December 9, 1987 between the Company and the Employee, as amended as of April 21, 1988 and November 30, 1990.

11.   GENERAL.

            (a) GOVERNING LAW. The terms of this Agreement shall be governed by the laws of the State of Texas.

            (b) COMPANY. For purposes of Sections 6, 7, 8 and 9, the terms "Company" and "Companies" shall be deemed to include any incorporated or unincorporated subsidiaries or affiliates of the Company.

            (c) BINDING EFFECT. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit and be enforceable by the respective heirs, representatives,

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successors (including any successor as a result of a merger or similar reorganization) and assigns of the parties hereto, except that the duties and responsibilities of the Employee hereunder are of a personal nature and shall not be assignable in whole or in part by the Employee.

            (d) NOTICES. All notices given under this Agreement shall be in writing and shall be deemed to be effective and given in accordance with this Agreement when personally delivered, mailed by registered or certified mail or sent by Federal Express or another overnight delivery service, addressed as follows:

            TO EMPLOYEE:

                  Mr. Kirby Attwell
                  Travis International, Inc.
                  3000 Weslayan, Suite 350
                  Houston, TX 77027

            TO THE COMPANY OR APG:

                  Ms. Barbara M. Henagan
                  Bradford Investment Partners LP.
                  22 Chambers Street
                  Princeton, NJ 08540

                  With a copy to:

                        Thomas J. Sharbaugh, Esq.
                        Morgan, Lewis & Bockius
                        2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

            (e) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

            (f) DURATION. Notwithstanding the termination of the Employment Term and of the Employee's employment by the Company, this Agreement shall continue to bind the parties for so long as any obligations remain under the terms of this Agreement.

            (g) WAIVER. No waiver of any breach of this Agreement shall be construed to be a waiver as to succeeding breaches.

            (h) SEVERABILITY, If any provision of this Agreement or application thereof to anyone under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or

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application and shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (i) Unless the context of this Agreement requires otherwise, (i) references to the plural include the singular, the singular the plural and the part the whole, (ii) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (ii) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are to this Agreement and use of the terms "hereunder" and "hereof" refer to the entire Agreement.

           IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto duly executed this Agreement the day and year first written above.

                              TRAVIS INTERNATIONAL, INC.

                              By: ______________________________


                              __________________________________
                              KIRBY ATWELL

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